EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of December 31, 2009

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations - as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2009. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of December 31, 2009
Contents

Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Stability Analysis	9
Portfolio Debt Overview	10
Detailed Debt Summary	11
2009 Investment and Disposition Activity	13
Portfolio Analysis – Rent Contribution and Historical Occupancy	15
Portfolio Diversification Analysis by Property Type	16
Portfolio Diversification Analysis by Tenant Industry	17
Portfolio Diversification Analysis by Geography	18
Portfolio Lease Maturity Analysis	19
Consolidated Balance Sheets	20
Consolidated Statements of Income	21
Consolidated Statements of Cash Flows	22
Detailed Property Summary	23

W. P. CAREY & CO. LLC
Company Overview
December 31, 2009

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. DuGan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David M. West	Davenport & Company, LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Stock Data (NYSE: WPC)	2009	2009	2009	2009	2008
High Price	$29.80	$30.67	$29.89	$24.00	$27.05
Low Price	$25.50	$22.50	$19.75	$16.15	$16.50
Closing Price	$27.68	$28.31	$24.98	$22.19	$23.43

Distributions declared per share — annualized (1)	$2.01	$2.00	$1.99	$1.98	$1.98

Distribution yield (annualized distribution / closing stock price)	7.25%	7.06%	7.97%	8.94%	8.43%

Shares outstanding at quarter end	39,204,605	39,193,174	39,158,020	39,117,568	39,589,594

Market value of outstanding shares at quarter end (in thousands)	$1,085,183	$1,109,559	$978,167	$868,019	$927,584

(1)	Annualized distribution declared per share for the fourth quarter of 2009 excludes a special distribution of $0.30 per share paid in January 2010 to shareholders of record at December 31, 2009.

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Years ended December 31,
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	2009	2008	2007
EBITDA
Investment management	$18,892	$11,789	$10,430	$13,694	$13,079	$54,179	$61,805	$91,145
Real estate ownership	20,883	17,412	19,365	20,266	23,238	77,674	84,408	88,228

Total	$39,775	$29,201	$29,795	$33,960	$36,317	$131,853	$146,213	$179,373

AFFO
Investment management	$16,802	$12,788	$11,627	$13,704	$11,415	$55,550	$49,119	$69,169
Real estate ownership	16,871	17,445	18,486	15,153	22,412	67,326	75,331	64,097

Total	$33,673	$30,233	$30,113	$28,857	$33,827	$122,876	$124,450	$133,266

EBITDA Per Share (Diluted)
Investment management	$0.47	$0.29	$0.26	$0.34	$0.32	$1.36	$1.54	$2.29
Real estate ownership	0.52	0.43	0.48	0.51	0.58	1.96	2.10	2.21

Total	$0.99	$0.72	$0.74	$0.85	$0.90	$3.32	$3.64	$4.50

AFFO Per Share (Diluted)
Investment management	$0.41	$0.32	$0.29	$0.34	$0.28	$1.39	$1.22	$1.73
Real estate ownership	0.42	0.43	0.46	0.38	0.56	1.70	1.87	1.61

Total	$0.83	$0.75	$0.75	$0.72	$0.84	$3.09	$3.09	$3.34

Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$93,880	$89,385	$84,241

Adjusted cash flow per share (diluted)						$2.36	$2.22	$2.11

Distributions declared per share						$1.996	$1.955	$1.878

Payout ratio (distributions per share/adjusted cash flow per share)						85%	88%	89%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	2009	2008	2007
Investment Management
Net income from investment management attributable to W. P. Carey members	$11,616	$5,059	$5,954	$7,331	$9,603	$29,334	$34,858	$36,808
Adjustments:
Provision for income taxes	6,227	5,606	3,440	5,765	2,246	21,038	22,432	50,158
Depreciation and amortization	1,049	1,124	1,036	598	1,230	3,807	4,515	4,179

EBITDA — investment management	$18,892	$11,789	$10,430	$13,694	$13,079	$54,179	$61,805	$91,145

EBITDA per share (diluted)	$0.47	$0.29	$0.26	$0.34	$0.32	$1.36	$1.54	$2.29

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$11,370	$8,292	$9,023	$10,378	$12,297	$39,689	$43,189	$42,444
Adjustments:
Interest expense	3,589	3,889	3,923	4,329	4,279	15,189	18,858	20,266
Provision for income taxes	628	412	280	435	870	1,755	1,089	1,581
Depreciation and amortization	4,227	4,812	6,084	5,085	4,738	19,817	19,913	20,068
Reconciling items attributable to discontinued operations	1,069	7	55	39	1,054	1,224	1,359	3,869

EBITDA — real estate ownership	$20,883	$17,412	$19,365	$20,266	$23,238	$77,674	$84,408	$88,228

EBITDA per share (diluted)	$0.52	$0.43	$0.48	$0.51	$0.58	$1.96	$2.10	$2.21

Total Company
EBITDA	$39,775	$29,201	$29,795	$33,960	$36,317	$131,853	$146,213	$179,373

EBITDA per share (diluted)	$0.99	$0.72	$0.74	$0.85	$0.90	$3.32	$3.64	$4.50

Diluted weighted average shares outstanding	40,390,393	40,368,946	40,065,495	39,927,886	40,466,930	39,712,735	40,221,112	39,868,208

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations – as adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	2009	2008	2007
Investment Management
Net income from investment management attributable to W. P. Carey members	$11,616	$5,059	$5,954	$7,331	$9,603	$29,334	$34,858	$36,808

Amortization, deferred taxes and other non-cash charges	(3,370)	1,247	2,607	1,312	(1,283)	1,796	2,494	30,194
AFFO from equity investments	8,556	6,482	3,066	5,061	3,095	24,420	11,767	2,167

AFFO — investment management	$16,802	$12,788	$11,627	$13,704	$11,415	$55,550	$49,119	$69,169

AFFO per share (diluted)	$0.41	$0.32	$0.29	$0.34	$0.28	$1.39	$1.22	$1.73

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$11,370	$8,292	$9,023	$10,378	$12,297	$39,689	$43,189	$42,444
Gain on sale of direct financing lease	—	—	—	—	—	—	(1,103)	—
(Gain) loss on sale of real estate, net	(7,358)	—	(478)	135	—	(7,701)	—	(15,827)
Gain on extinguishment of debt, net (a)	—	—	—	(2,796)	—	(2,796)	—	—
Depreciation, amortization and other non-cash charges	4,976	4,189	5,174	5,174	7,594	19,513	23,308	20,272
Straight-line and other rent adjustments	465	396	232	180	172	1,273	887	3,080
Impairment charges	5,754	2,390	2,280	—	473	10,424	1,011	3,334
AFFO from equity investments	1,818	2,274	2,411	2,257	2,039	7,505	8,718	6,312
Noncontrolling interests’ share of AFFO	(154)	(96)	(156)	(175)	(163)	(581)	(679)	4,482

AFFO — real estate ownership	$16,871	$17,445	$18,486	$15,153	$22,412	$67,326	$75,331	$64,097

AFFO per share (diluted)	$0.42	$0.43	$0.46	$0.38	$0.56	$1.70	$1.87	$1.61

Total Company
AFFO	$33,673	$30,233	$30,113	$28,857	$33,827	$122,876	$124,450	$133,266

AFFO per share (diluted)	$0.83	$0.75	$0.75	$0.72	$0.84	$3.09	$3.09	$3.34

Diluted weighted average shares outstanding	40,390,393	40,368,946	40,065,495	39,927,886	40,466,930	39,712,735	40,221,112	39,868,208

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or funds from operations — as adjusted (AFFO) should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity and should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other REITs may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.

(a)	In January 2009, Carey Storage repaid, in full, the $35.0 million outstanding balance on its secured credit facility for $28.0 million and recognized a gain of $7.0 million on the repayment of this debt at a discount, inclusive of the profit sharing interest of $4.2 million.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Years ended December 31,
	2009	2008	2007
Cash flow from operating activities	$74,544	$63,247	$47,471
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	18,503	10,868	6,769
Distributions paid to noncontrolling interests, net (b)	(568)	(3,025)	—
Changes in working capital (c)	1,401	9,574	(132)
Settlement payment (d)	—	21,012	—
CPA®:16 – Global performance adjustment, net (e)	—	(12,291)	9,425
CPA®:12/14 Merger — payment of taxes (c)	—	—	20,708

Adjusted cash flow from operating activities	$93,880	$89,385	$84,241

Adjusted cash flow per share (diluted)	$2.36	$2.22	$2.11

Distributions declared per share	$1.996	$1.955	$1.878

Payout ratio (distributions per share/adjusted cash flow per share)	85%	88%	89%

Diluted weighted average shares outstanding	39,712,735	40,221,112	39,868,208

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash provided by operating activities, as determined in accordance with GAAP, adjusted primarily to reflect timing differences between the period an expense is incurred and paid, to add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity investment in the joint ventures, and to subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash provided by operating activities to reflect these actual cash receipts and cash payments may give investors a more accurate picture of our actual cash flow than GAAP cash provided by operating activities alone and that it is a useful supplemental measure for investors to consider. We also believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations, and we use this measure when evaluating distributions to shareholders and as one measure of our operating performance when we determine executive compensation. Adjusted cash flow from operating activities should not be considered as an alternative for cash provided by operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of contributions/distributions made by ventures that we consolidate in our financial statements. This adjustment in the calculation of adjusted cash flow from operating activities was introduced during the fourth quarter of 2008 because we believe that it results in a more accurate presentation of this supplemental measure.

(c)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(d)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to a previously disclosed investigation. In connection with this settlement, we paid $30.0 million in the first quarter of 2008 and recognized an offsetting $9.0 million tax benefit in the same period.

(e)	Amounts deferred in lieu of CPA®:16 – Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 – Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met (second quarter of 2007), as this revenue was actually earned over a three-year period.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata basis)
(in thousands)

	Three months ended										Years ended December 31,
	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		2009		2008		2007
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%

Asset management revenues	$19,180	39%	$19,106	37%	$19,227	39%	$19,108	34%	$20,344	36%	$76,621	37%	$80,714	38%	$83,051	32%
Pro rata net lease revenues	23,246	47%	27,605	53%	29,747	60%	27,286	48%	34,042	59%	107,883	52%	112,285	53%	100,214	38%

	42,426	86%	46,711	90%	48,974	99%	46,394	82%	54,386	95%	184,504	89%	192,999	91%	183,265	70%

Structuring revenue (a)	7,023	14%	5,476	10%	365	1%	10,409	18%	2,833	5%	23,273	11%	20,236	9%	78,175	30%

Total Adjusted Revenue	$49,449	100%	$52,187	100%	$49,339	100%	$56,803	100%	$57,219	100%	$207,777	100%	$213,235	100%	$261,440	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$57,145		$61,170		$55,426		$62,135		$61,758		$235,876		$238,624		$257,956
Less: Reimbursed costs from affiliates (b)	(14,223)		(13,503)		(11,115)		(9,874)		(8,430)		(48,715)		(41,179)		(13,782)
Less: Wholesaling revenue	(1,991)		(1,869)		(1,597)		(1,093)		(984)		(6,550)		(5,129)		(27)

Add: Pro rata share of revenues from equity investments	9,548		7,429		7,589		6,559		5,741		31,124		24,481		21,352

Less: Pro rata share of revenues due to noncontrolling interests	(1,030)		(1,040)		(964)		(924)		(866)		(3,958)		(3,562)		(4,059)

Total Adjusted Revenue	$49,449		$52,187		$49,339		$56,803		$57,219		$207,777		$213,235		$261,440

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$11,181		$17,448		$18,473		$18,391		$18,745		$65,493		$70,696		$70,207

Add: Pro rata share of revenues from equity investments	9,548		7,429		7,589		6,559		5,741		31,124		24,481		21,352

Less: Pro rata share of revenues due to noncontrolling interests	(1,030)		(1,040)		(964)		(924)		(866)		(3,958)		(3,562)		(4,059)

Add: Other real estate income (c)	3,547		3,768		4,649		3,260		10,422		15,224		20,670		12,714

Total Pro Rata Net Lease Revenues	$23,246		$27,605		$29,747		$27,286		$34,042		$107,883		$112,285		$100,214

Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative for revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

(a)	We earn structuring revenue on acquisitions structured on behalf of the CPA® REITs and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the CPA® REITs totaled approximately $152 million, $121 million, $3 million, $232 million and $53 million for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, and December 31, 2008, respectively.

(b)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®: 17 — Global’s initial public offering, which is primarily offset by underwriting costs incurred in connection with the offering.

(c)	Other real estate income generally consists of revenue from Carey Storage, a subsidiary that invests in domestic self-storage properties, and Livho, a subsidiary that operates a Radisson hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period. For the three months ended December 31, 2008, Other real estate income included a $6.5 million gain recognized on a lease termination in October 2008.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata basis)
As of December 31, 2009
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2010	$11,643
2011	160,816
2012	31,054
2013	1,683
2014	89,976
2015	47,214
2016	35,353
2017	51,655
2018	9,305
2019	25,060
2020	—
2021	—
2022	—
2023	5,363

Total	$469,122

Fixed and Variable Rate Debt Analysis

Outstanding Balance
Non-Recourse Debt
Fixed	$221,717
Fixed — Future Rate Reset	72,406
Fixed — Capped	36,014
Fixed — Swap Agreement	9,305
Variable	18,680

358,122

Recourse Debt
Variable — Line of Credit	111,000

Total Debt	$469,122

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of December 31, 2009
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance

Bell South Corporation (a)	Fixed	8.11%	Jan-2010	$2,178
Hibbett Sports	Fixed	7.50%	Apr-2010	4,465
Billipp Portfolio (b)	Variable	1.49%	Dec-2010	5,000
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	15,974
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	546
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,192
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,296
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,383
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	879
Career Education Corporation	Fixed	7.58%	Jun-2011	6,711
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,852
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	7,983
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,385
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	575
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,318
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,445
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,481
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,850
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,683
US Airways Group, Inc. (75%)	Fixed - Capped	4.23%	Apr-2014	14,864
The New York Times Company (17.75%)	Fixed - Capped	5.01%	Sep-2014	21,150
Carrefour France, SAS (46%) (c)	Fixed - Future Rate Reset	5.55%	Dec-2014	53,962
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,023
Bouygues Telecom, S.A. (Tours) (95%) (c)	Fixed - Future Rate Reset	3.86%	Oct-2015	7,174
The American Bottling Company	Fixed	5.13%	Nov-2015	31,017
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,750
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (c) (d)	Variable	5.01%	Oct-2016	13,680
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,923
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (c)	Fixed	5.49%	Jan-2017	15,183
Amylin Pharmaceuticals, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675
Medica France, S.A. (46%) (c)	Fixed	5.63%	Oct-2017	18,797

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of December 31, 2009
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

OBI Wroclaw (c)	Fixed - Swap	5.48%		Mar-2018	$9,305
Self-Storage Portfolio (40%) (d)	Fixed - Future Rate Reset	7.03%		Feb-2019/Mar-2019	11,270
Orbital Sciences Corporation	Fixed	7.75%		Jun-2019	13,790
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,363

Total Non-Recourse Debt		5.83	%(d)		$358,122

Unsecured Line of Credit	Variable	1.31%		Jun-2011	111,000

Total Debt		4.76	%(d)		$469,122

(a)	Loan was paid off in January 2010.

(b)	Loan was extended for one year in December 2009.

(c)	Debt balance calculated using an exchange rate of 1.4333 USD/EUR as of December 31, 2009.

(d)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2009 Investment and Disposition Activity
As of December 31, 2009
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage

CPA®:17 — Global	Kronos Products, Inc. (a)	Glendale Heights, IL	$32,862	Jan-09	Industrial	207,778
CPA®:17 — Global (55%), CPA®:16 — Global (27.25%)	The New York Times Company	New York, NY	193,783	Mar-09	Office	616,875
CPA®:16 - Global	Holopack International Corp. (b)	Columbia, SC	5,080	Mar-09	Industrial	BTS
CPA®:14	Silgan Containers Manufacturing Corporation	Fort Dodge, IA	2,513	Apr-09	Industrial	40,500
CPA®:16 — Global (51%), CPA®:17 — Global (49%)	Tesco Plc	Gyal and Herceghalom, Hungary	93,606	Jul-09	Warehouse/Distribution	998,032
CPA®:17 — Global	National Express Limited (b)	Birmingham, United Kingdom	27,516	Sep-09	Other — Transportation	BTS
CPA®:17 — Global	OBI Group	Gorzow Wielkopolski, Poland	14,999	Oct-09	Retail	137,426
CPA®:17 — Global	Mori Seiki USA, Inc.	Hoffman Estates, IL	33,043	Dec-09	Office	104,598
CPA®:17 — Global	U.S. Oncology, Inc.	Woodlands, TX	44,044	Dec-09	Office	204,063
CPA:15 (75%), CPA®:16 - Global (25%)	Hellweg Die Profi-Baumarkte GmbH & Co. KG	St. Augustin, Germany	5,521	Dec-09	Retail	BTS
CPA®:17 — Global	Eroski Sociedad Cooperativa	various locations in Spain	54,741	Dec-09	Retail	186,657

Total Investment Management Acquisitions			507,708			2,495,929

Principal Activity
WPC LLC (17.75%)	The New York Times Company	New York, NY	39,937	Mar-09	Office	133,125

Total Acquisitions			$547,645			2,629,054

(a)	Includes CPA®:17 - Global’s commitment to renovate the facility at a total cost of approximately $17.5 million, of which approximately $15.1 million was funded as of December 31, 2009.

(b)	Acquisition includes a build-to-suit transaction.

W. P. CAREY & CO. LLC
2009 Investment and Disposition Activity
As of December 31, 2009
(in thousands, except square footage)
Disposition Activity
Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage

CPA®:14	Moonlight Molds	Gardena, CA	$3,850	Feb-09	Industrial	87,693
CPA®:15	American Pad & Paper LLC	Holyoke, MA	4,250	Mar-09	Industrial	267,640
CPA®:14	Career Education Corporation	Allentown, PA	27,500	May-09	Office	92,782
CPA®:16 — Global	Holopack International Corp.	Columbia, SC	50,681	Jul-09	Industrial	99,691
CPA®:15 (65%), CPA®:16 — Global (35%)	Thales S.A.	various locations throughout France	52,154	Jul-09	Office	744,745
CPA®:16 — Global	MetalsAmerica, Inc.	Shelby, NC	1,300	Aug-09	Industrial	169,916
CPA®:15	The Kroger Co.	North Little Rock, AR	2,425	Oct-09	Retail	35,246
CPA®:16 — Global	Southwest Convenience Stores, LLC	Socorro, TX	653	Oct-09	Retail	2,480
CPA®:16 — Global	Fraikin SAS	Corbas, France	1,314	Oct-09	Other	15,565
CPA®:15	The Kroger Co.	Conway, AR	2,150	Dec-09	Retail	42,829

Total Investment Management Dispositions			146,277			1,558,587

Principal Activity

WPC LLC	Self-Storage Portfolio Interest (a)	Various locations throughout the U.S.	21,900	Jan-09	Self-Storage	554,063
WPC LLC	PPD Development, L.P.	Austin, TX	2,050	Mar-09	Industrial	26,594
WPC LLC	The Roof Center, Inc.	Manassas, VA	1,913	Apr-09	Industrial	60,446
WPC LLC	Tranco Logistics LLC	Chattanooga, TN	3,250	Jul-09	Industrial	242,317
WPC LLC	Vacant	Hope, AR	475	Oct-09	Retail	35,784
WPC LLC	Detroit Diesel Corporation (b)	Detroit, MI	36,500	Dec-09	Industrial	2,730,750

Total Principal Dispositions			66,088			3,649,954

Total Dispositions			$212,365			5,208,541

(a)	In January 2009, Carey Storage, a subsidiary of W. P. Carey & Co. LLC, completed a transaction with a third party, whereby Carey Storage received cash proceeds of $21.9 million plus a commitment to invest up to a further $8.1 million of equity to fund the purchase of self-storage assets in the future, in exchange for a 60% interest in its self- storage portfolio of 13 properties. Square footage reflects net rentable square feet as of March 31, 2009 for the pro rata interest of the portfolio sold.

(b)	In February 2010, we entered into a domestic investment at a total cost of $47.6 million, which we funded with proceeds of $36.1 million from this disposition in an exchange transaction under Section 1031 of the Internal Revenue Code and cash of $11.5 million.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata basis)
As of December 31, 2009
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent
Carrefour France, SAS	$8,210	8%
U.S. Airways Group, Inc.	6,595	7%
Bouygues Telecom, S.A. (France)	5,345	5%
The American Bottling Company	4,842	5%
The New York Times Company	4,293	4%
Federal Express Corporation	3,109	3%
Medica France, S.A.	2,952	3%
Orbital Sciences Corporation	2,771	3%
Titan Corporation	2,707	3%
CheckFree Corporation	2,473	2%

Total	$43,297

(a)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata basis)
As of December 31, 2009
(in thousands)

Property Type	Square Footage	Percent
Industrial	5,120	37%
Warehouse/Distribution	5,106	36%
Office	2,129	15%
Retail	1,089	8%
Other Properties (a)	363	3%
Hospitality	158	1%

Total (b)	13,965	100%

Property Type	Annualized Rent	Percent
Office	$36,836	37%
Industrial	29,992	30%
Warehouse/Distribution	19,018	19%
Other Properties	6,553	7%
Retail	5,858	6%
Hospitality	1,500	1%

Total	$99,757	100%

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(b)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata basis)
As of December 31, 2009
(in thousands)

Industry Type (a)	Annualized Rent	Percent
Retail Trade	$15,137	15%
Business and Commercial Services	12,821	13%
Telecommunications	11,154	11%
Healthcare, Education and Childcare	7,709	8%
Media: Printing and Publishing	6,886	7%
Transportation — Personal	6,778	7%
Electronics	6,677	7%
Beverages, Food, and Tobacco	5,261	5%
Forest Products and Paper	4,605	5%
Aerospace and Defense	4,426	4%
Transportation — Cargo	3,133	3%
Machinery	3,100	3%
Mining, Metals, and Primary Metal Industries	1,860	2%
Chemicals, Plastics, Rubber, and Glass	1,813	2%
Hotels and Gaming	1,510	2%
Consumer and Durable Goods	1,386	1%
Federal, State and Local Government	1,170	1%
Textiles, Leather, and Apparel	1,008	1%
Leisure, Amusement, Entertainment	907	1%
Other (b)	2,416	2%

Total (c)	$99,757	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: construction and building (0.9%), automobile (0.7%), consumer non-durable goods (0.5%) and grocery (0.4%).

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata basis)
As of December 31, 2009
(in thousands)

Region	Square Footage	Percent
United States
South	4,713	34%
East	3,044	22%
West	2,338	17%
Midwest	1,826	13%

	11,921	86%

International
Europe	2,044	14%

Total (b)	13,965	100%

Region	Annualized Rent	Percent
United States
South	$27,271	27%
West	24,576	25%
East	14,482	15%
Midwest	13,467	13%

	79,796	80%

International
Europe(a)	19,961	20%

Total (b)	$99,757	100%

(a)	Includes revenue from tenants in the following countries: France (17%), Germany (2%) and Poland (1%).

(b)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata basis)
As of December 31, 2009
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration(a)	Rent	Rent
2010(b)	$9,197	9%
2011	10,683	11%
2012	8,069	8%
2013	4,606	5%
2014	14,463	14%
2015	11,402	11%
2016	1,720	2%
2017	5,890	6%
2018	9,539	10%
2019	8,893	9%
2020	1,990	2%
2021	2,954	3%
2022	1,658	2%
2023	—	0%
2024	4,293	4%
2025	1,044	1%
2026	948	1%
2027	2,408	2%

Total (c)	$99,757	100%

Weighted Average Years to Maturity: 5.84

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2010 revenue stream.

(c)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	December 31, 2009	December 31, 2008
Assets
Investments in real estate:
Real estate, at cost	$525,607	$603,044
Operating real estate, at cost	85,927	84,547
Accumulated depreciation	(112,286)	(113,262)

Net investments in properties	499,248	574,329
Net investment in direct financing leases	80,222	83,792
Equity investments in real estate and CPA® REITs	304,990	260,620

Net investments in real estate	884,460	918,741
Cash and cash equivalents	18,450	16,799
Due from affiliates	35,998	53,423
Intangible assets and goodwill, net	85,187	93,310
Other assets, net	69,241	28,863

Total assets	$1,093,336	$1,111,136

Liabilities and Equity
Liabilities:
Non-recourse debt	$215,330	$245,874
Line of credit	111,000	81,000
Accounts payable, accrued expenses and other liabilities	51,710	42,323
Income taxes, net	43,831	58,011
Distributions payable	31,365	19,508

Total liabilities	453,236	446,716

Redeemable noncontrolling interests	7,692	18,085

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,204,605 and 39,589,594 shares issued and outstanding, respectively	754,507	757,921
Distributions in excess of accumulated earnings	(138,442)	(116,990)
Deferred compensation obligation	10,249	—
Accumulated other comprehensive loss	(681)	(828)

Total W. P. Carey members’ equity	625,633	640,103
Noncontrolling interests	6,775	6,232

Total equity	632,408	646,335

Total liabilities and equity	$1,093,336	$1,111,136

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Years ended December 31,
	2009	2008	2007
Revenues
Asset management revenue	$76,621	$80,714	$83,051
Structuring revenue	23,273	20,236	78,175
Wholesaling revenue	6,550	5,129	27
Reimbursed costs from affiliates	48,715	41,179	13,782
Lease revenues	65,493	70,696	70,207
Other real estate income	15,224	20,670	12,714

	235,876	238,624	257,956

Operating Expenses
General and administrative	(62,615)	(62,590)	(61,846)
Reimbursable costs	(48,715)	(41,179)	(13,782)
Depreciation and amortization	(23,624)	(24,428)	(24,247)
Property expenses	(8,128)	(7,259)	(5,908)
Other real estate expenses	(7,308)	(8,196)	(7,690)
Impairment charges	(9,525)	(473)	(420)
Provision for settlement	—	—	(29,979)

	(159,915)	(144,125)	(143,872)

Other Income and Expenses
Other interest income	1,714	2,884	6,842
Income from equity investments in real estate and CPA® REITs	13,425	14,198	18,357
Gain on sale of investment in direct financing lease	—	1,103	—
Other income and (expenses)	7,317	1,444	3,114
Interest expense	(15,189)	(18,858)	(20,266)

	7,267	771	8,047

Income from continuing operations before income taxes	83,228	95,270	122,131
Provision for income taxes	(22,793)	(23,521)	(51,739)

Income from continuing operations	60,435	71,749	70,392

Discontinued Operations
Income from operations of discontinued properties	3,331	7,394	5,825
Gains on sale of real estate, net	7,701	—	15,486
Impairment charges	(899)	(538)	(2,914)

Income from discontinued operations	10,133	6,856	18,397

Net Income	70,568	78,605	88,789
Add: Net loss (income) attributable to noncontrolling interests	713	950	(4,781)
Less: Net income attributable to redeemable noncontrolling interests	(2,258)	(1,508)	(4,756)

Net Income Attributable to W. P. Carey Members	$69,023	$78,047	$79,252

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.48	$1.82	$1.74
Income from discontinued operations attributable to W. P. Carey members	0.26	0.18	0.34

Net income attributable to W. P. Carey members	$1.74	$2.00	$2.08

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.49	$1.80	$1.71
Income from discontinued operations attributable to W. P. Carey members	0.25	0.17	0.34

Net income attributable to W. P. Carey members	$1.74	$1.97	$2.05

Weighted Average Shares Outstanding
Basic	39,019,709	39,202,520	38,113,857

Diluted	39,712,735	40,221,112	39,868,208

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$58,890	$71,191	$66,249
Income from discontinued operations, net of tax	10,133	6,856	13,003

Net income	$69,023	$78,047	$79,252

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Years ended December 31,
	2009	2008	2007
Cash Flows — Operating Activities
Net income	$70,568	$78,605	$88,789
Adjustments to net income:
Depreciation and amortization including intangible assets and deferred financing costs	24,476	27,197	27,321
(Income) loss from equity investments in real estate and CPA® REITs in excess of distributions received	(2,258)	1,866	(2,296)
Straight-line rent adjustments	2,223	2,227	2,972
Gains on sale of real estate and investment in direct financing lease	(7,701)	(1,103)	(15,827)
Gain on lease termination	—	(4,998)	—
Gain on extinguishment of debt	(6,991)	—	—
Allocation of earnings to profit sharing interest	3,900	—	—
Management income received in shares of affiliates	(31,721)	(40,717)	(55,535)
Unrealized (gain) loss on foreign currency transactions, warrants and securities	(174)	2,656	(1,659)
Realized gain on foreign currency transactions and other	(257)	(2,250)	(1,332)
Impairment charges	10,424	1,011	3,334
Stock-based compensation expense	9,336	7,278	5,551
Decrease in deferred acquisition revenue receivable	25,068	48,266	16,164
Increase in structuring revenue receivable	(11,672)	(10,512)	(55,897)
(Decrease) increase in income taxes, net	(9,276)	(8,079)	1,796
(Decrease) increase in settlement provision	—	(29,979)	29,979
Net changes in other operating assets and liabilities	(1,401)	(8,221)	4,111

Net cash provided by operating activities	74,544	63,247	47,471

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	39,102	19,852	17,441
Capital contributions made to equity investments in real estate	(2,872)	(1,769)	(3,596)
Purchases of real estate and equity investments in real estate	(39,632)	(201)	(80,491)
Capital expenditures	(7,775)	(14,051)	(15,987)
Proceeds from sales of real estate, net investment in direct financing lease and securities	43,487	5,062	42,214
Proceeds from transfer of profit sharing interest	21,928	—	—
Funds placed in escrow in connection with the sale of property	(36,132)	—	(19,515)
Funds released from escrow in connection with the sale of property	—	636	19,410
Loans to affiliates	—	—	(8,676)
Proceeds from repayment of loans to affiliates	—	—	8,676
VAT refunded on purchase of real estate	—	3,189	—
Payment of deferred acquisition revenue to affiliate	—	(120)	(524)

Net cash provided by (used in) investing activities	18,106	12,598	(41,048)

Cash Flows — Financing Activities
Distributions paid	(78,618)	(87,700)	(71,608)
Contributions from noncontrolling interests	2,947	2,582	1,703
Distributions to noncontrolling interests	(5,505)	(5,607)	(8,168)
Purchase of noncontrolling interests	(15,380)	—	—
Distributions to profit sharing interest	(5,645)	—	—
Scheduled payments of mortgage principal	(9,534)	(9,678)	(16,072)
Proceeds from credit facilities	150,500	129,300	182,781
Prepayments of credit facilities	(148,518)	(111,572)	(102,000)
Proceeds from mortgage financing	42,495	10,137	6,602
Prepayments of mortgage principal	(13,974)	—	(13,090)
Proceeds from loans from affiliates	1,625	—	7,569
Repayment of loans from affiliates	(1,770)	(7,569)	—
Funds placed in escrow in connection with financing	—	(400)	—
Payment of financing costs, net of deposits refunded	(862)	(375)	(1,350)
Proceeds from issuance of shares	1,507	23,350	20,682
Windfall tax benefits associated with stock-based compensation awards	143	2,156	1,939
Repurchase and retirement of shares	(10,686)	(15,413)	(25,525)

Net cash used in financing activities	(91,275)	(70,789)	(16,537)

Change in Cash and Cash Equivalents During the Year
Effect of exchange rate changes on cash	276	(394)	143

Net increase (decrease) in cash and cash equivalents	1,651	4,662	(9,971)
Cash and cash equivalents, beginning of year	16,799	12,137	22,108

Cash and cash equivalents, end of year	$18,450	$16,799	$12,137

W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2009

						Square Footage	Annualized Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	174,261	$1,095	1.10%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nimes, FR	Warehouse/Distribution	Retail Trade	Europe	177,786	1,094	1.10%	INSEE (2)	Nov-2012	Nov-2012
Carrefour France, SAS (a)	46%	Crépy-en-Valois, FR	Warehouse/Distribution	Retail Trade	Europe	152,365	1,066	1.07%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	126,925	863	0.87%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	134,937	757	0.76%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crépy-en-Valois, FR	Warehouse/Distribution	Retail Trade	Europe	101,248	708	0.71%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, FR	Warehouse/Distribution	Retail Trade	Europe	122,591	660	0.66%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, FR	Warehouse/Distribution	Retail Trade	Europe	99,261	567	0.57%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit-Hébert, FR	Warehouse/Distribution	Retail Trade	Europe	107,958	545	0.55%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	60,292	379	0.38%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit-Hébert, FR	Warehouse/Distribution	Retail Trade	Europe	68,476	346	0.35%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	7,524	47	0.05%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	4,349	30	0.03%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	2,899	18	0.02%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	2,598	18	0.02%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	2,554	14	0.01%	INSEE (2)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (2)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,620	8,210	8.23%

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	6,595	6.61%	CPI	Apr-2014	Nov-2029

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,721	3,314	3.32%	INSEE (2)	Dec-2018	Dec-2018
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,227	2,031	2.04%	INSEE (2)	Dec-2018	Dec-2018

Bouygues Telecom, S.A. Total						182,948	5,345	5.36%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,937	2.94%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,905	1.91%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,842	4.85%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,293	4.30%	Fixed	Mar-2024	Mar-2044

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	710	0.71%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	710	0.71%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	710	0.71%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	710	0.71%	CPI	Aug-2019	Nov-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201	0.20%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68	0.07%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						198,444	3,109	3.12%

Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	656	0.66%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	656	0.66%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	410	0.41%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	410	0.41%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	23,813	410	0.41%	INSEE (2)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	21,846	410	0.41%	INSEE (2)	Sep-2021	Sep-2030

Medica France S.A. Total						154,306	2,952	2.30%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	2,771	2.78%	CPI	Sep-2019	Sep-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,707	2.71%	CPI	Jul-2012	Jul-2017

CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	969	0.97%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	822	0.82%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	620	0.62%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62	0.06%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,338	2,473	2.48%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,408	2.41%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Dec-2038

W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2009

						Square Footage	Annualized Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2010	Aug-2019

AutoZone, Inc. Total						302,230	2,214	2.22%

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	2,073	2.08%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	2,069	2.07%	Fixed	May-2011	May-2019

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,457	1.46%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.56%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,012	2.02%

BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351	1.35%	Fixed	Dec-2011	Jun-2013
BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	630	0.63%	Fixed	Jun-2016	Jun-2021

BellSouth Telecommunications, Inc. Total						147,296	1,981	1.99%

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,180	1.18%	CPI	Oct-2013	Oct-2015
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683	0.68%	CPI	Oct-2013	Oct-2023

Information Resources, Inc. Total						83,992	1,863	1.87%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258	1.26%	CPI	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	529	0.53%	CPI	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	26	0.03%	CPI	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						374,829	1,813	1.82%

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,776	1.78%	CPI	Dec-2017	Dec-2042

Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Industrial	Business and Commercial Services	West	36,205	886	0.89%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Office	Business and Commercial Services	West	35,951	886	0.89%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						72,156	1,772	1.78%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422	1.43%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	345	0.35%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,767	1.77%

W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2009

						Square Footage	Annualized Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	656	0.66%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	264	0.26%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	215	0.22%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	146	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	127	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	125	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,578	1.58%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958	0.96%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	612	0.61%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570	1.57%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,539	1.54%	CPI	Aug-2018	Aug-2018

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639	0.64%	CPI	Nov-2019	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	414	0.42%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	182	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	93	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92	0.09%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						148,833	1,512	1.52%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,500	1.50%	Fixed	Jan-2012	Jan-2012

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,425	1.43%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,360	1.36%	Fixed	Sep-2011	Jun-2021

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,035	1.04%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	235	0.24%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,270	1.27%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	432	0.43%	CPI	Sep-2012	Sep-2012
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	414	0.42%	CPI	Mar-2014	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	374	0.37%	CPI	Mar-2014	Mar-2030

United Stationers Supply Company Total						197,098	1,220	1.22%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,194	1.20%	CPI	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170	1.17%	Fixed	Apr-2011	Apr-2011

Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	South	88,578	841	0.84%	Fixed	Jul-2013	Jul-2023
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	East	30,176	302	0.30%	Fixed	Jun-2010	Jun-2013

Lockheed Martin Corporation Total						118,754	1,143	1.15%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	816	0.82%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	294	0.29%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,110	1.11%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	570	0.57%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	241	0.24%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238	0.24%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43	0.04%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,092	1.09%

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	573	0.57%	None	Sep-2010	Sep-2012
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412	0.41%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22	0.02%	None	Sep-2010	Sep-2011

United Space Alliance LLC Total						137,850	1,070	1.07%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,559	1,044	1.05%	CPI	Dec-2025	Dec-2040

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	1,007	1.01%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.83%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	0.95%

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	907	0.91%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.74%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.14%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.88%

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	877	0.88%	CPI	Dec-2014	Dec-2029

W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2009

						Square Footage	Annualized Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643	0.64%	Fixed	Feb-2018	Feb-2023

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	628	0.63%	Fixed	Nov-2011	Nov-2021

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	568	0.57%	None	Jan-2020	Jan-2025

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	561	0.56%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	33,400	549	0.55%	Fixed	Jun-2010	Jun-2010

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	507	0.51%	Fixed	Jun-2010	Jun-2020

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.49%	Fixed	Jun-2017	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	471	0.47%	Fixed	Apr-2012	Apr-2017

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	419	0.42%	Fixed	Aug-2013	Aug-2013

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.21%	None	Mar-2011	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.18%	None	May-2011	May-2026

Kmart Corporation Total						192,778	390	0.39%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.39%	CPI	Nov-2022	Nov-2022

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	305	0.31%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76	0.08%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	381	0.38%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	375	0.38%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	318	0.32%	Fixed	Jul-2016	Jul-2026

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.30%	CPI	Jul-2013	Dec-2022

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.18%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.27%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	269	0.27%	CPI	Apr-2011	Apr-2026

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.22%	Fixed	Feb-2013	Feb-2013

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	42,349	212	0.21%	Various	Various	Various

Ace Hardware	100%	Houston, TX	Retail	Retail Trade	South	23,569	212	0.21%	Fixed	Mar-2016	Mar-2026

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	185	0.19%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	164	0.16%	Fixed	Jul-2013	Jul-2013

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	135	0.14%	None	Oct-2010	Oct-2030

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	75	0.08%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	32	0.03%	Fixed	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	107	0.11%

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82	0.08%	Fixed	Jul-2010	Jul-2025

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	79	0.08%	Fixed	Jan-2011	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Trade	South	6,216	71	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70	0.07%	None	Oct-2014	Oct-2019

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	48	0.05%	Fixed	Dec-2012	Dec-2012

W. P. CAREY & CO. LLC
Detailed Property Summary
December 31, 2009

						Square Footage	Annualized Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	45	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	44	0.04%	Fixed	Aug-2013	Aug-2016

Cypress Creek Partners, LLC	100%	Little Rock, AR	Retail	Grocery	South	21,932	35	0.04%	None	Mar-2017	Mar-2022

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	25	0.03%	Fixed	Sep-2010	Sep-2012

Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation - Personal	East	1	20	0.02%	None	MTM	MTM

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2011	Apr-2011

Action Buys Cars, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

Common Area Space	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	0.00%	None	Nov-2010	Nov-2010

Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Little Rock, AR	Retail	N/A	South	64,358	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	59,436	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	38,366	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	32,613	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Warehouse/Distribution	N/A	South	32,320	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	College Station,TX	Office	N/A	South	19,152	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant Total						874,530	—	—

Grand Total (d)						13,965,243	$99,757	100%

(a)	Rents reflect a conversion rate of 1.4333 USD/EUR as of December 31, 2009.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes the 13 domestic self-storage properties held by an entity that is 40% owned by our subsidiary, Carey Storage, totaling approximately 0.4 million square feet.

(e)	Numbers may not add due to rounding.